UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016

BONE BIOLOGICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-53078	42-1743430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Columbus Ave. Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 661-2224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matter

On February 29, 2016, Bone Biologics Corporation (the “Company”) issued a press release announcing $5.75 million of funding.

Exhibits.

(d) Exhibits

There is filed as part of this report the exhibit listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

Exhibit No.	Description

99.1	Press Release dated February 29, 2016 of Bone Biologics Corporation announcing $5.75 million of funding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2016	Bone Biologics Corporation

	By:	/s/ STEPHEN R. LaNEVE
	Name:	Stephen R. LaNeve
	Title:	Chief Executive Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated February 29, 2016 of Bone Biologics Corporation announcing $5.75 million of funding.